UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2025

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, 8th Floor, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 233-4356

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7 of an ordinary share	ALSUF	OTC Markets Group Inc
Ordinary Share, par value $0.001	ALSAF	OTC Markets Group Inc
Redeemable warrants, each warrant exercisable for one-half of an ordinary share	ALSWF	OTC Markets Group Inc
Rights, each to receive one-seventh (1/7) of one ordinary share	ALSTF	OTC Markets Group Inc

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting held on May 2, 2025, there were 3,210,459 ordinary shares of Alpha Star present in person or represented by proxy, representing 99.47% of the outstanding ordinary shares of Alpha Star as of April 2, 2025, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. At the Extraordinary General Meeting, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement.

Proposal 1 (Business Combination Proposal):

Approval and authorization of the Business Combination Agreement, dated as of September 12, 2024, by and among Alpha Star, Xdata Group, a Cayman Islands exempted company (“PubCo”), and OU XDATA GROUP, a company incorporated in Estonia (“XDATA”) (the “Business Combination Agreement”), a copy of which is attached to the proxy statement as Annex A, as amended by the Supplemental Agreement, a copy of which is attached to the proxy statement as Annex A-1, and the transactions contemplated therein, including the business combination whereby Alpha Star will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing in the aggregate 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding, of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for a certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”):

	For	Against	Abstain
Business Combination Proposal	3,205,059	5,400	0

Proposal 2 (Reincorporation Merger Proposal):

Approval and authorization of the Reincorporation Merger, the Plan of Merger, substantially in the form attached to the proxy statement as Annex D and any and all transactions provided for in the Plan of Merger:

	For	Against	Abstain
Reincorporation Merger Proposal	3,205,059	5,400	0

Proposal 3 (Nasdaq Listing Proposal):

Approval of the issuance of securities in connection with the Business Combination in order to comply with Nasdaq Listing Rules 56535(a), (b) and (d):

	For	Against	Abstain
Nasdaq Listing Proposal	3,205,059	5,400	0

Proposal 4 (Governance Proposal):

Approval and adoption of (i) the amended and restated memorandum and articles of association of PubCo in the form attached to the proxy statement as Annex B; and (ii) the new name by PubCo as “Xdata Group”:

	For	Against	Abstain
Governance Proposal	3,205,059	5,400	0

Proposal 5 (Incentive Plan Proposal):

Approval of the adoption by PubCo, as the surviving entity of the Reincorporation Merger, of the Incentive Plan in the form attached to the proxy statement as Annex C with effect from the closing of the Business Combination:

	For	Against	Abstain
Incentive Plan Proposal	3,205,059	5,400	0

Proposal 6 (Director Appointment Proposal):

Approval of the appointment of five (5) directors of PubCo, namely Roman Eloshvili, Panagiotis Georgiou, Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, assuming the Business Combination Proposal, the Reincorporation Merger Proposal and the Nasdaq Listing Proposal are all approved, effective upon the Closing:

	For	Withhold
01) Roman Eloshvili	3,205,059	5,400
02) Panagiotis Georgiou	3,205,059	5,400
03) Patrick Swint	3,205,059	5,400
04) Cataldo Castagna	3,205,059	5,400
05) Ariel Sergio Davidoff	3,205,059	5,400

Proposal 7 (Adjournment Proposal):

Adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposals or for such other reasons as may reasonably be determined by the chairman of the Extraordinary General Meeting:

	For	Against	Abstain
Adjournment Proposal	3,205,059	5,400	0

Because other proposals had received the requisite approval, this Proposal 7 was rendered moot and not voted at the Extraordinary General Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of May 2, 2025 by the undersigned hereunto duly authorized.

ALPHA STAR ACQUISITION CORPORATION

By:	/s/ Zhe Zhang
Zhe Zhang, Chief Executive Officer